SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 12, 2003

CityXpress Corp.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30742	98-0232838
(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J4W6
(Address of Principal Executive Offices)

(604) 638-3811
(Registrant's Telephone Number, Including Area Code)

(Former Name of Former Address, if Changed Since Last Report)

ITEM 5. Other EVENTS

On July 10, 2002, CityXpress Corp. (the "Company") completed its acquisition of the online auction business and related assets of 10 digit Communications from FP Canadian Newspapers Limited Partnership ("FP"). The purchase price was paid through the issuance of a total of 1,216,135 shares of the Company's common stock to FP in two tranches. On September 9, 2002, the Company issued 1,004,277 shares of its common stock to FP, and on February 12, 2003, the Company issued 211,858 shares of common stock to FP.

On February 12, 2003, the Company issued a press release announcing the issuance of the second tranche of its shares of common stock to FP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits

Exhibit No.	Description
99.1	Press Release released February 12, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP

Date: February 25, 2003	By: /s/ Ken Bradley
Signature

Ken Bradley
Chief Financial Officer and
Chief Operating Officer

EXHIBITS.

Exhibit No. 99.1

Press Release released February 12, 2003

CITYXPRESS ISSUES SECOND TRANCHE OF SHARES FOR 10DIGIT COMMUNICATIONS ACQUISITION

Vancouver, BC, February 12, 2003, CityXpress Corp. (OTCBB:CYXP), the leading supplier of revenue-generating event auctions and online special sections for the newspaper industry, today announced that it has issued 211,858 shares of its common stock in the second and final tranche of shares to be issued as part of the purchase price for the online auction business and related assets of 10digit Communications.

The number of shares issued was calculated based on one and one-half times the revenue received or receivable from customers of 10digit Communications existing on the date of the purchase for the period from July 01, 2002, through December 31, 2002. The acquisition now complete, the aggregate amount of shares issued under the acquisition agreement is 1,216,135. Shares of the Company's common stock are valued at $0.25 per share for the purpose of the transaction.

Now scheduled to host more than 30 newspaper auctions in the first six months of 2003, CityXpress provides a growing number of newspaper affiliates in the U.S. and Canada with innovative products that generate incremental sources of advertising revenue. Xpress Auctions, the most comprehensive product available for newspapers, provides the complete workflow environment to manage and conduct newspaper auctions. Xpress Special Sections delivers a powerful package of fresh editorial content and contextually-related advertising and promotional products, providing targeted promotional opportunities for local advertisers wishing to reach a valuable niche audience.

ABOUT CITYXPRESS

CityXpress develops integrated online and promotional solutions that provide media companies with opportunities to generate new sources of incremental revenues from their Internet sites. CityXpress has offices in Vancouver and Winnipeg, Canada and Seattle, Washington. CityXpress shares trade on the NASD OTCBB under symbol CYXP. More information on CityXpress is available at the company's corporate website at www.CityXpress.com.

FOR MORE INFORMATION CONTACT:

Kris Guttormsson

Corporate Communications

CityXpress Corp

877-629-3976 x 317

kguttormsson@cityxpress.com

This press release and/or communication contains forward-looking statements regarding the Company's business strategy and future plans of operations. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those mentioned in various press releases and/or communications of the Company, may cause actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release and/or communication speak only as of the date hereof and the Company disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company's expectations or future events.

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